================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: November 12, 1998
                        (Date of earliest event reported)


                            AMB PROPERTY CORPORATION
             -----------------------------------------------------
             (exact name of registrant as specified in its charter)


          MARYLAND                  COMMISSION FILE:              94-3281941
(State or other jurisdiction           001-13545             (I.R.S. Employer
     of incorporation or                                     Identification No.)
        organization)




                              505 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
          (Address of Principal executive offices, including zip code)



                                 (415) 394-9000
              (Registrant's telephone number, including area code)





================================================================================

ITEM 5. OTHER EVENTS


        On November 12, 1998, AMB Property, L.P., a Delaware limited partnership (the "Operating Partnership"), and a subsidiary of AMB Property Corporation, a Maryland corporation (the "Company") and the Operating Partnership's general partner, completed the private placement of 1,300,000 units of 8.625% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units"), representing limited partnership interests in the Operating Partnership, to an institutional investor for an aggregate cash contribution to the Operating Partnership of $65.0 million. On November 24, 1998, AMB Property II, L.P., a Delaware limited partnership (the "Subsidiary Operating Partnership") and a partnership in which the Operating Partnership is the sole 99% limited partner, completed the private placement of 2,200,000 units of 8.75% Series C Cumulative Redeemable Preferred Units (the "Series C Preferred Units"), representing limited partnership interests in the Subsidiary Operating Partnership, to two institutional investors for an aggregate cash contribution to the Subsidiary Operating Partnership of $110.0 million. The Company used the combined net proceeds of approximately $169.8 million from both the Series B Preferred Unit and Series C Preferred Unit offerings to repay amounts outstanding under the Operating Partnership's unsecured credit facility and for general corporate purposes.

SERIES B PREFERRED UNITS

        General. Each Series B Preferred Unit will be entitled to receive cumulative preferential distributions from November 12, 1998 payable on or before the 15th of January, April, July and October of each year, commencing January 15, 1999, at a rate of 8.625% per annum in preference to any payment made on any other class or series of partnership interest of the Operating Partnership, other than any class or series of partnership interest expressly designated as ranking on parity with or senior to the Series B Preferred Units.

        Ranking. The Series B Preferred Units will rank on parity with the Operating Partnership's 8.5% Series A Cumulative Redeemable Preferred Units and all other classes or series of preferred partnership units designated as ranking on a parity with the Series B Preferred Units with respect to distributions and rights upon liquidation, dissolution, or winding-up (collectively, the "Series B Parity Preferred Units"), senior to all classes or series of preferred partnership units designated as ranking junior to the Series B Preferred Units and junior to all other classes or series of preferred partnership units designated as ranking senior to the Series B Preferred Units.

        Limited Consent Rights. For so long as any Series B Preferred Units remain outstanding, the Operating Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series B Preferred Units, (i) authorize, create or increase the authorized or issued amount of any class or series of partnership interests ranking senior to the Series B Preferred Units or reclassify any partnership interests of the Operating Partnership into any such partnership interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests, (ii) authorize or create, or increase the authorized or issued amount of any Series B Parity Preferred Units or reclassify any partnership interest of the Operating Partnership into any Series B Parity Preferred Units or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any Series B Parity Preferred Units but only to the extent such Series B Parity Preferred Units are issued to an affiliate of the Operating Partnership, other than the general partner to the extent the issuance of such interests was to allow the general partner to issue corresponding preferred stock to persons who are not affiliates of the Operating Partnership, or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Operating Partnership's partnership agreement, whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series B Preferred Units or the holders of Series B Preferred Units.

        Redemption and Exchange. Beginning November 12, 2003, the Series B Preferred Units may be redeemed by the Operating Partnership out of proceeds from issuances the Company's capital stock at a redemption price equal to $50.00 per unit, plus accrued and unpaid distributions to the date of redemption. Beginning November 12, 2008, the Series B Preferred Units may be exchanged, in whole but not in part, into shares of the Company's 8.625% Series B Cumulative Redeemable Preferred Stock (the "Series B Preferred Stock") at the option of 51% of the holders. In addition, the Series B Preferred Units may be exchanged, in whole but not in part, into shares of Series B Preferred Stock at any time at the option of 51% of the holders if (i) distributions on the Series B Preferred Units have not been made for six prior quarterly distribution periods, whether or not consecutive or (ii) the Operating Partnership is or is likely to become a "publicly traded partnership" for federal income tax purposes. In addition, the Series B Preferred Units may be exchanged, in whole but not in part, on or after November 12, 2001 and prior to November 12, 2008 if the Series B Preferred Units would not be considered "stock and securities" for federal income tax purposes. The Series B Units also are exchangeable, in whole but not in part, if the initial holder determines that its interest is the Operating Partnership is or is likely to represent more than 19.5% of the total profits or capital interests in the Operating Partnership for any taxable year. The Company may, in lieu of exchanging the Series B Preferred Units for shares of Series B Preferred Stock, elect to redeem all or a portion of the Series B Preferred Units for cash in an amount equal to $50 per unit plus accrued and unpaid distributions. The right of the holders of Series B Preferred Units to exchange the Series B Preferred Units for shares of Series B Preferred Stock shall in each case be subject to the ownership limitations set forth in the Company's charter in order for the Company to maintain its qualification as a real estate investment trust (a "REIT") for federal income tax purposes.

SERIES B PREFERRED STOCK

        General. Each share of Series B Preferred Stock (the "Series B Preferred Shares") into which the Series B Preferred Units may be exchanged will be entitled to receive cumulative preferential dividends from the date of issue (including any accrued but unpaid distributions in respect of Series B Preferred Units at the time that such units are exchanged for shares of Series B Preferred Stock) payable on or before the 15th of January, April, July and October of each year, in cash, at the rate of 8.625% per annum in preference to any payment made on any other classes or series of capital stock or other equity securities of the Company ranking junior to the Series B Preferred Stock.

        Ranking. The Series B Preferred Stock will rank on parity with the Company's 8.50% Series A Cumulative Redeemable Preferred Stock, its 8.75% Series C Cumulative Redeemable Preferred Stock, if and when issued, and all other classes or series of preferred stock designated as ranking on a parity with the Series B Preferred Stock with respect to distributions and rights upon liquidation, dissolution, or winding-up (collectively, the "Series B Parity Preferred Stock"), senior to all classes or series of preferred stock designated as ranking junior to the Series B Preferred Stock and junior to all other classes or series of preferred partnership units designated as ranking senior to Series B Preferred Stock.

        Redemption. The Series B Preferred Stock may be redeemed, at the Company's option, on and after November 12, 2003, in whole or in part from time to time, at a redemption price payable in cash equal to $50.00 per share, plus any accrued but unpaid dividends to the date of redemption. The Company may redeem Series B Preferred Stock prior to November 12, 2003 to the extent necessary to maintain its qualification as a REIT. The redemption price of the Series B Preferred Stock (other than the portion of the redemption price consisting of accumulated but unpaid dividends) will be payable solely out of proceeds from issuances of the Company's capital stock.

        Limited Voting Rights. If dividends on any Series B Preferred Shares remain unpaid for six or more quarterly periods (whether or not consecutive), the holders of such Series B Preferred Shares (voting as a single class with all other shares of Series B Parity Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of the Company who will be elected by a plurality of the votes cast in such election for a one-year term and until their successors are duly elected and qualify (or until such director's right to hold such office terminates, whichever occurs earlier, subject to such director's earlier death, disqualification, resignation or removal), at a special meeting called by the holders of at least 20% of the outstanding Series B Preferred Shares or the holders of shares of any other class or series of Series B Parity Preferred Stock with respect to which dividends are also accrued and unpaid (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders) or, if the request for a special meeting is received by the Company less than 90 days before the date fixed for the next annual or special meeting of stockholders, at the next annual or special meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on the Series B Preferred Shares for all past dividend periods and the dividend for the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends irrevocably set aside in trust for payment in full. Upon the payment in full of all such dividends, the holders of Series B Preferred Stock will be divested of their voting rights and the term of any member of the Board of Directors elected by the holders of Series B Preferred Stock and holders of any other shares of Series B Parity Preferred Stock will terminate.

        In addition, for so long as any shares of Series B Preferred Stock are outstanding, without the consent of two-thirds of the holders of the Series B Preferred Stock then outstanding, the Company shall not (i) authorize or create or increase the authorized or issued amount of any shares ranking senior to the Series B Preferred Stock or reclassify any authorized shares of the Company into any such shares, (ii) designate or create, or increase the authorized or issued amount of, or reclassify any authorized shares of the Company into any Series B Parity Preferred Stock, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent such Series B Parity Preferred Stock is issued to an affiliate of the Company, or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity, or (B) amend, alter or repeal the provisions of the Company's Articles of Incorporation, whether by merger, consolidation or otherwise, in each case that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series B Preferred Stock or the holders of Series B Preferred Stock. The Series B Preferred Stock will have no voting rights other than as discussed above and as otherwise provided by applicable law.

        Liquidation Preference. Each share of Series B Preferred Stock is entitled to a liquidation preference of $50.00 per share, plus any accrued but unpaid dividends, in preference to any other class or series of capital stock of the Company, other than any class or series of equity securities of the Company expressly designated as ranking on a parity with or senior to the Series B Preferred Stock.

SERIES C PREFERRED UNITS

        General. Each Series C Preferred Unit will be entitled to receive cumulative preferential distributions from November 24, 1998 payable on or before the 15th of January, April, July and October of each year, commencing January 15, 1999, at a rate of 8.75% per annum in preference to any payment made on any other class or series of partnership interest of the Subsidiary Operating Partnership, other than any class or series of partnership interest expressly designated as ranking on parity with or senior to the Series C Preferred Units.

        Ranking. The Series C Preferred Units will rank on parity with all classes or series of preferred partnership units designated as ranking on a parity with the Series C Preferred Units with respect to distributions and rights upon liquidation, dissolution and winding-up (collectively, the "Series C Parity Preferred Units"), senior to all classes or series of preferred partnership units designated as ranking junior to the Series C Preferred Units and junior to all other classes or series of preferred partnership units designated as ranking senior to the Series C Preferred Units.

        Limited Consent Rights. For so long as any Series C Preferred Units remain outstanding, the Subsidiary Operating Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units (i) authorize, create or increase the authorized or issued amount of any class or series of partnership interests ranking prior to the Series C Preferred Units or reclassify any partnership interests of the Subsidiary Operating Partnership into any such partnership interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests, (ii) authorize or create, or increase the authorized or issued amount of any Series C Parity Preferred Units or reclassify any partnership interest of the Subsidiary Operating Partnership into any such partnership interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests but only to the extent such Series C Parity Preferred Units are issued to an affiliate of the Subsidiary Operating Partnership, other than the general partner to the extent the issuance of such interests was to allow the general partner to issue corresponding preferred stock to persons who are not affiliates of the Subsidiary Operating Partnership, or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Subsidiary Operating Partnership's partnership agreement, whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Units or the holders of Series C Preferred Units.

        Redemption and Exchange. Beginning November 24, 2003, the Series C Preferred Units may be redeemed by the Subsidiary Operating Partnership out of proceeds from issuances the Company's capital stock at a redemption price equal to $50.00 per unit, plus accrued and unpaid distributions to the date of redemption. Beginning November 24, 2008, the Series C Preferred Units may be exchanged, in whole but not in part, into shares of the Company's 8.75% Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock") at the option of 51% of the holders. In addition, the Series C Preferred Units may be exchanged, in whole but not in part, into shares of Series C Preferred Stock at any time at the option of 51% of the holders if (i) distributions on the Series C Preferred Units have not been made for six prior quarterly distribution periods, whether or not consecutive or (ii) the Subsidiary Operating Partnership is or is likely to become a "publicly traded partnership" for federal income tax purposes. In addition, the Series C Preferred Units may be exchanged, in whole but not in part, on or after November 24, 2001 and prior to November 24, 2008 if the Series C Preferred Units would not be considered "stock and securities" for federal income tax purposes. The Series C Units also are exchangeable, in whole but not in part, if the initial holder determines that its interest in the Subsidiary Operating Partnership is or is likely to represent more than 19.5% of the total profits or capital interests in the Subsidiary Operating Partnership for any taxable year. The Company may, in lieu of exchanging the Series C Preferred Units for shares of Series C Preferred Stock, elect to redeem all or a portion of the Series C Preferred Units for cash in an amount equal to $50 per unit plus accrued and unpaid distributions. The right of the holders of Series C Preferred Units to exchange the Series C Preferred Units for shares of Series C Preferred Stock shall in each case be subject to the ownership limitations set forth in the Company's charter in order for the Company to maintain its qualification as a REIT for federal income tax purposes.

SERIES C PREFERRED STOCK

        General. Each share of Series C Preferred Stock (the "Series C Preferred Shares") into which the Series C Preferred Units may be exchanged will be entitled to receive cumulative preferential dividends from the date of issue (including any accrued but unpaid distributions in respect of Series C Preferred Units at the time that such units are exchanged for shares of Series C Preferred Stock) payable on or before the 15th of January, April, July and October of each year, in cash, at the rate of 8.75% per annum in preference to any payment made on any other classes or series of capital stock or other equity securities of the Company, other than any class or series of equity securities of the Company expressly designated as ranking on a parity with or senior to the Series C Preferred Stock.

        Ranking. The Series C Preferred Stock will rank on parity with the Company's 8.50% Series A Cumulative Redeemable Preferred Stock, its 8.75% Series C Cumulative Redeemable Preferred Stock, if and when issued, and all other classes or series of preferred stock designated as ranking on a parity with the Series C Preferred Stock with respect to distributions and rights upon liquidation, dissolution, or winding-up (collectively, the "Series C Parity Preferred Stock"), senior to all classes or series of preferred stock designated as ranking junior to the Series C Preferred Stock and junior to all other classes or series of preferred partnership units designated as ranking senior to Series C Preferred Stock.

        Redemption. The Series C Preferred Stock may be redeemed, at the Company's option, on and after November 24, 2003, in whole or in part from time to time, at a redemption price payable in cash equal to $50.00 per share, plus any accrued but unpaid dividends to the date of redemption. The Company may redeem Series C Preferred Stock prior to November 24, 2003 to the extent necessary to maintain its qualification as a REIT. The redemption price of the Series C Preferred Stock (other than the portion of the redemption price consisting of accumulated but unpaid dividends) will be payable solely out of proceeds from issuances of the Company's of capital stock.

        Limited Voting Rights. If dividends on any Series C Preferred Shares remain unpaid for six or more quarterly periods (whether or not consecutive), the holders of such Series C Preferred Shares (voting as a single class with all other shares of Series C Parity Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of the Company who will be elected by a plurality of the votes cast in such election for a one-year term and until their successors are duly elected and shall qualify (or until such director's right to hold such office terminates, whichever occurs earlier, subject to such director's earlier death, disqualification, resignation or removal), at a special meeting called by the holders of at least 20% of the outstanding Series C Preferred Shares or the holders of shares of any other class or series of Series C Parity Preferred Stock with respect to which dividends are also accrued and unpaid (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders) or, if the request for a special meeting is received by the Company less than 90 days before the date fixed for the next annual or special meeting of stockholders, at the next annual or special meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on the Series C Preferred Shares for all past dividend periods and the dividend for the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends irrevocably set aside in trust for payment in full. Upon the payment in full of all such dividends, the holders of Series C Preferred Stock will be divested of their voting rights and the term of any member of the Board of Directors elected by the holders of Series C Preferred Stock and holders of any other shares of Series C Parity Preferred Stock will terminate.

        In addition, for so long as any shares of Series C Preferred Stock are outstanding, without the consent of two-thirds of the holders of the Series C Preferred Stock then outstanding, the Company shall not (i) authorize or create or increase the authorized or issued amount of any shares ranking senior to the Series C Preferred Stock or reclassify any authorized shares of the Company into any such shares, (ii) designate or create, or increase the authorized or issued amount of, or reclassify any authorized shares of the Company into any Series C Parity Preferred Stock, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, but only to the extent such Series C Parity Preferred Stock is issued to an affiliate of the Company, or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity, or (B) amend, alter or repeal the provisions of the Company's Articles of Incorporation, whether by merger, consolidation or otherwise, in each case that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Stock or the holders of Series C Preferred Stock. The Series C Preferred Stock will have no voting rights other than as discussed above and as otherwise provided by applicable law.

        Liquidation Preference. Each share of Series C Preferred Stock is entitled to a liquidation preference of $50.00 per share, plus any accrued but unpaid dividends, in preference to any other class or series of capital stock of the Company, other than any class or series of equity securities of the Company expressly designated as ranking on a parity with or senior to the Series C Preferred Stock.


                                          * * * * *

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

(c)     EXHIBITS

EXHIBIT
  NO.                                         DESCRIPTION
-------                                       -----------

3.1              Articles Supplementary of the Registrant, filed November 12,
                 1998

3.2              Articles Supplementary of the Registrant, filed November 24,
                 1998

3.3              Registration Rights Agreement dated November 12, 1998

3.4              Registration Rights Agreement dated November 24, 1998

10.1             Third Amended and Restated Agreement of Limited Partnership of
                 AMB Property, L.P. dated November 12, 1998

10.2             Third Amended and Restated Agreement of Limited Partnership of
                 AMB Property II, L.P. dated November 24, 1998

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                      AMB PROPERTY CORPORATION



Date: January 7, 1999                 By: /s/ MICHAEL A. COKE
                                          ----------------------------------
                                          Name: Michael A. Coke
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
  NO.                                  DESCRIPTION
-------                                -----------
3.1              Articles Supplementary of the Registrant, filed November 12,
                 1998

3.2              Articles Supplementary of the Registrant, filed November 24,
                 1998

3.3              Registration Rights Agreement dated November 12, 1998

3.4              Registration Rights Agreement dated November 24, 1998

10.1             Third Amended and Restated Agreement of Limited Partnership of
                 AMB Property, L.P. dated November 12, 1998

10.2             Third Amended and Restated Agreement of Limited Partnership of
                 AMB Property II, L.P. dated November 24, 1998



                                      II-1